UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

Terra Tech Corp.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54358
(Commission File Number)

26-3062661
 (IRS Employer Identification No.)

18101 Von Karman, Third Floor
Irvine, California 92612
 (Address of principal executive offices)(Zip Code)

(855) 447-6967
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Marketing and Distribution Agreements

On May 7, 2013, Edible Garden Corp., a Nevada corporation and wholly-owned subsidiary of Terra Tech Corp., a Nevada corporation (the “Company”), entered into a letter agreement with Gro-Rite Inc., a New Jersey corporation (“Gro-Rite”) whereby Edible Garden has the right to purchase and distribute a majority of Gro-Rite’s plant products from Gro-Rite for marketing, sale and distribution.  Under the agreement, Edible Garden will receive a sales commission of 10% of the selling price of plants sold.

On May 7, 2013, Edible Garden Corp. entered into a letter agreement with NB Plants LLC, a New Jersey limited liability company (“NB Plants”), whereby Edible Garden has the right to purchase and distribute a majority of NB Plants’s plant products from NB Plants for marketing, sale and distribution.  Under the agreement, Edible Garden will receive a sales commission of 10% of the selling price of plants sold.

Both Gro-Rite and NB Plants are companies affiliated with Ken VandeVrede, Mike VandeVrede, Steve VandeVrede and Dan VandeVrede, all of whom are affiliates of the Company. Additionally, Ken VandeVrede, Mike VandeVrede, Steve VandeVrede are all directors of the Company.

Item 7.01  Regulation FD Disclosure.

On May 8, 2013, the Company issued a press release titled “Terra Tech Subsidiary, Edible Garden, Signs Distribution Contract with GroRite Garden Centers Increasing Revenue and Production Capabilities” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto.

On May 14, 2013, the Company issued a press release titled “Terra Tech Subsidiary, Edible Garden, Signs Distribution Deal with NB Plants with Projected Annual Revenue of $2 Million” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.2 hereto.

On May 15, 2013, titled “Terra Tech Subsidiary Announces Second Quarter 2013 Revenue Guidance” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.3 hereto.

The information in the referenced press releases shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
10.1	Letter agreement dated May 7, 2013, by and between Edible Garden Corp., a Nevada corporation, and Gro-Rite Inc., a New Jersey corporation.
10.2	Letter agreement dated May 7, 2013, by and between Edible Garden Corp., a Nevada corporation, and NB Plants LLC, a New Jersey limited liability company.
99.1	Press Release dated May 8, 2013.
99.2	Press Release dated May 14, 2013.
99.3	Press Release dated May 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terra Tech Corp.
(Registrant)

Date: May 28, 2013	By:	/s/ Derek Peterson
	Name:	Derek Peterson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Letter agreement dated May 7, 2013, by and between Edible Garden Corp., a Nevada corporation, and Gro-Rite Inc., a New Jersey corporation.
10.2	Letter agreement dated May 7, 2013, by and between Edible Garden Corp., a Nevada corporation, and NB Plants LLC, a New Jersey limited liability company.
99.1	Press Release dated May 8, 2013.
99.2	Press Release dated May 14, 2013.
99.3	Press Release dated May 15, 2013.